UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

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[  ] Soliciting Material Under Rule 14a-12

Sunworks, Inc.

(Name of Registrant as Specified in Its Charter)

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Sunworks, Inc.

1010 Winding Creek Road, Suite 100

Roseville, CA 95678

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 29, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Sunworks, Inc. f/k/a Solar3D, Inc. The meeting will be held on June 29, 2016 at 10:00 a.m. (local time) at Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006, for the following purposes:

1.	To elect seven (7) directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To approve the Sunworks, Inc. 2016 Equity Incentive Plan.

3.	To approve the Company’s Amended and Restated Certificate of Incorporation to grant to the Board of Directors the power to amend the Company’s Bylaws.

4.

To approve the Company’s Amended and Restated Certificate of Incorporation to permit a majority of the directors of the Company to fix, from time to time, the number of directors to not less than one (1) nor more than fifteen (15) directors.

5.	To ratify the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2016.

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is May 13, 2016. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Chairman of the Board and Chief Executive Officer

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. If you wish, you may vote via the Internet or telephone. Instructions for doing so are attached to this Proxy Statement. Even if you have voted by proxy or via the Internet, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 29, 2016.

Our proxy statement and Annual Report on Form 10-K, which are enclosed with this mailing, are also available at http://www.cstproxy.com/sunworksusa/2016.

To Our Fellow Stockholders,

In March we rebranded and changed our name from Solar3D and are now operating under the “Sunworks” brand and trading under a new ticker symbol, “SUNW.” This brand transformation better reflects who we are as a company and provides us with a common corporate identity and broader market presence under which we can continue to grow.

Last year was extraordinary for our company as Sunworks emerged as a profitable public company – a rare status in the solar industry. We earned over $1 million in net income on record setting revenue of $53.7 million. This profitable growth reflects strong underlying performance across each of our operating units which are founded on delivering cost effective solutions in a reliable and dependable manner with extreme attention to customer satisfaction.

In 2015, each of the original operating entities we acquired, Solar United Network, MD Energy and Elite Solar, all achieved rapid organic growth, and prospects for 2016 look even stronger. We finished the year with record contracted backlog of $47.5 million. This base puts us in a good position to achieve our conservative 2016 revenue guidance of $100 million. Just as important, we expect to see stronger profitability in 2016 as well.

We have clear guiding principles for our business that we believe will position our company to capitalize on market trends and enable continued, profitable growth. By staying true to our unique business model that combines organic and inorganic profitable growth with our customers’ best interests at the center of all that we do, we have differentiated ourselves from our competitors and are reinforcing the positive image associated with our brand. As a low-cost provider with reliable delivery and financing alternatives that are advantageous to our customers, we believe our company provides the best value in solar solutions. We are also committed to doing what we say we will do.

I am optimistic about where our company is headed and honored to lead our outstanding team through the next wave of growth. On behalf of the entire board and management team, I would to thank you as a shareholder for your continued support.

Sincerely,

James B. Nelson
CEO and Chairman of the Board

Sunworks, Inc.

1010 Winding Creek Road, Suite 100

Roseville, CA 95678

PROXY STATEMENT

FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Sunworks, Inc., f/k/a Solar3D, Inc. (“Sunworks”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of stockholders of the Company to be held on June 29, 2016 at 10:00 a.m. (local time) Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006 (the “Annual Meeting”).

Additional copies of this proxy statement and the Annual Report on Form 10-K, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from the Company’s Secretary, 1010 Winding Creek Road, Suite 100, Roseville, CA 95678.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 29, 2016

This proxy statement, form of proxy, and the accompanying Annual Report on Form 10-K are available at http://www.cstproxy.com/sunworksusa/2016/.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the directors of the Company. Stockholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Annual Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. We have retained Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies. We expect to pay Laurel Hill Advisory Group, LLC. $7,500, plus reimbursement of reasonable expenses. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES

The close of business on May 13, 2016 has been fixed as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were outstanding and entitled to vote 20,853,921 shares of common stock, each of which is entitled to one vote on each matter at the Annual Meeting.

Pursuant to the Company’s bylaws the vote of: (i) a plurality of the shares of common stock present in person or by proxy and entitled to vote will be required to elect directors, (ii) a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to ratify the appointment of the independent auditors for 2016 and approve the Sunworks, Inc. 2016 Equity Incentive Plan; and (iii) a majority of the shares of common stock issued and outstanding as of the record date will be required to approve the Company’s Amended and Restated Certificate of Incorporation.

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The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. Holders of shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Annual Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as “broker non-votes.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the board of directors of Sunworks, Inc. is soliciting your proxy to vote at the 2016 Annual Meeting of Stockholders. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Wednesday June 29, 2016 at 10:00 a.m. (local time) at Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

We are mailing this proxy statement, the accompanying proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2015 on or about May 20, 2016 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on May 13, 2016 the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On May 13, 2016, there were 20,853,921 shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on May 13, 2016, your shares of Sunworks, Inc. common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 13, 2016, your shares of Sunworks, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote at the Annual Meeting: (1) to elect seven (7) directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified, (2) to approve the Sunworks, Inc. 2016 Equity Incentive Plan, (3) to approve the Company’s Amended and Restated Certificate of Incorporation to grant to the Board of Directors the power to amend the Company’s Bylaws; (4) to approve the Company’s Amended and Restated Certificate of Incorporation to permit a majority of the directors of the Company to fix, from time to time, the number of directors to not less than one (1) nor more than fifteen (15) directors, and (5) to ratify the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2016.

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Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of May 13, 2016. Each holder of our outstanding Series B Preferred Stock is also entitled to vote with holders of our outstanding common stock and is entitled to one vote for each share of Series B Preferred Stock held.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone, or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the board of directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” on any other proposals.

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If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors, for approval of the Sunworks, Inc. 2016 Equity Incentive Plan, for the approval of the Company’s Amended and Restated Certificate of Incorporation which will grant to the Board of Directors the power to amend the Company’s Bylaws or for approval of the Company’s Amended and Restated Certificate of Incorporation which will allow the Board to fix its size from time to time, but will have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 5 (the ratification of the selection of the accounting firm).

How many votes are needed to approve each Proposal?

Proposal 1 Election of directors

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the seven (7) director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

Proposal 2 Approval of the Sunworks, Inc. 2016 Equity Incentive Plan

Approval of the Sunworks, Inc. 2016 Equity Incentive Plan will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Proposal 3 Approval of Amended and Restated Certificate of Incorporation to grant to the Board of Directors the power to amend the Bylaws

Approval of the Company’s Amended and Restated Certificate of Incorporation to grant to the Board of Directors the power to amend the Bylaws will require “For” votes from the holders of a majority of our shares outstanding as of the record date. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will also have the same effect as “Against” votes.

Proposal 4 Approval of Amended and Restated Certificate of Incorporation to, permit a majority of the directors of the Company to fix, from time to time, the number of directors to not less than one (1) nor more than fifteen (15) directors.

Approval of the Company’s Amended and Restated Certificate of Incorporation to permit a majority of the directors of the Company to fix, from time to time, the number of directors to not less than one (1) nor more than fifteen (15) directors will require “For” votes from the holders of a majority of our shares outstanding as of the record date. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will also have the same effect as “Against” votes.

Proposal 5 Ratification of the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2016.

To be approved, the ratification of the selection of Liggett & Webb, P.A. as our independent auditors for our 2016 fiscal year, must receive “For” votes from the holders of a majority of shares common stock present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date.

●	You may send a written notice that you are revoking your proxy to Corporate Secretary, Sunworks, Inc., 1010 Winding Creek Road, Suite 100, Roseville, CA 95678.

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

●	If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

We have retained Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies. We expect to pay Laurel Hill Advisory Group, LLC. $7,500, plus reimbursement of reasonable expenses. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the “SEC”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by February 28, 2017 to our Corporate Secretary, Sunworks, Inc., 1010 Winding Creek Road, Suite 100, Roseville, CA 95678.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of May 13, 2016 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

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	Common Stock		Preferred Stock		All Stock
	Number of	Percentage	Number of	Percentage	Number of	Percentage
Name of Beneficial	Shares	Owned	Shares	Owned	Votes	Owned
Owner (1)	Owned (2)	(2)(3)	Owned (2)(4)	(2)(3)(4)	(2)(4)	(2)(3)(4)

James Nelson (5)	147,324	*	-	-	147,324	*
Tracy Welch (6)(7)	44,462	*	-	-	44,462	*
Mark Richardson (8)	32,626	*	-	-	32,626	*
Abe Emard (9)(10)	894,573	4.29%	-	-	894,573	4.29%
Frank Hunt (11)	4,273	*	-	-	4,273	*
John Van Slooten (12)	33,762	*	-	-	33,762	*
Brigham Tomco (13)	-		-	-	-	-
Shane Mace (14)	-		-	-	-	-
All officers and directors as a group (8 persons)	1,157,020	5.55%	-	-	1,157,020	5.55%

Kirk Short			1,506,024	100.0%	1,506,024	6.74%

* Less than 1%.

(1) The address for our officers and directors is c/o of the Company, 1010 Winding Creek Road, Suite 100, Roseville, California 95678.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of May 13, 2016 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3) Percentage based on 20,853,921 shares of Common Stock issued and outstanding at May 13, 2016.

(4) James Nelson was issued 4,400 shares of Series A Preferred Stock by the Company on January 9, 2015, which were automatically redeemed and converted to 170 shares of common stock upon the listing of the Company’s common stock for trading on the Nasdaq Capital Market which occurred on March 4, 2015.

(5) Excludes an option to purchase 75,000 shares of the Company’s common stock issued to Mr. Nelson pursuant to the Company’s 2016 Equity Incentive Plan adopted by the Board of Directors of the Company (the “2016 Plan”). The option shall vest in 1/3 increments over a three year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

(6) Excludes an option to purchase 50,000 shares of the Company’s common stock issued to Mr. Welch pursuant to the 2016 Plan. The option shall vest in 1/3 increments over a three year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

(7) Mr. Welch has been issued a restricted stock grant of 115,384 shares of which 38,462 shares vested on February 1, 2016. The balance of the restricted stock grant has not vested.

(8) Excludes an option to purchase 10,000 shares of the Company’s common stock issued to Mr. Richardson pursuant to the 2016 Plan. The option shall vest in 1/3 increments over a three year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

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(9) Excludes an option to purchase 60,000 shares of the Company’s common stock issued to Mr. Emard pursuant to the 2016 Plan. The option shall vest in 1/3 increments over a three year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

(10) Mr. Emard has been issued a restricted stock grant of 276,924 shares of which 92,308 shares vested on February 1, 2016. The balance of the restricted stock grant has not vested.

(11) Excludes an option to purchase 15,000 shares of the Company’s common stock issued to Mr. Hunt pursuant to the 2016 Plan. The option shall vest in 1/3 increments over a three year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

(12) Excludes an option to purchase 10,000 shares of the Company’s common stock issued to Mr. Van Slooten pursuant to the 2016 Plan. The option shall vest in 1/3 increments over a three year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

(13) Excludes an option to purchase 40,000 shares of the Company’s common stock issued to Mr. Tomco pursuant to the 2016 Plan. The option shall vest as follows: (i) the option to purchase 13,333 shares of common stock shall vest immediately upon the Company receiving shareholder approval of the 2016 Plan and (ii) the balance, or the option to purchase 26,667 shares of common stock, shall vest in 1/3 increments over a three year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

(14) Excludes an option to purchase 40,000 shares of the Company’s common stock issued to Mr. Mace pursuant to the 2016 Plan. The option shall vest as follows: (i) the option to purchase 6,667 shares of common stock shall vest immediately upon the Company receiving shareholder approval of the 2016 Plan and (ii) the balance, or the option to purchase 33,333 shares of common stock, shall vest in 1/3 increments over a three year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

PROPOSAL 1

ELECTION OF DIRECTORS

At this Annual Meeting, seven (7) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company’s next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board of Directors.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Background of Nominees

BOARD NOMINEES

Name	Age

James Nelson	63

Abe Emard	38

Mark J. Richardson	62

Frank L. Hunt	65

John D. Van Slooten	55

Brigham Tomco	36

Shane Mace	50

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James B. Nelson has been a director and Chief Executive Officer of Sunworks since October 2010 and the president of Sunworks since August 2012. Mr. Nelson also served as Interim Chief Financial Officer from August 2012 until February 2014. Mr. Nelson is also a director of Sunworks United Inc. (“Sunworks United”), the Company’s wholly-owned subsidiary, a position he has held since February 1, 2014. Mr. Nelson began his executive career 30 years ago at Bain and Company, a business strategy consulting firm, where he managed a team of consultants on four continents solving CEO-level programs for global companies. Prior to joining Sunworks, he spent 20 years working in the private equity industry as both a capital partner and operating CEO to portfolio companies. Mr. Nelson was a general partner at Peterson Partners (2007-2009) and at Millennial Capital Partners (1991-2010-previously known as Invest West Capital). In addition to his responsibilities in acquisition and divestiture, Mr. Nelson worked as an executive of a number of portfolio companies. He served as chief executive officer of Euro-Tek Store Fixture, LLC, chairman of the board of American Retail Interiors, chairman of the board and Chief Executive Officer of Panelview Inc. and chairman of the board of Critical Power Exchange, as well as sitting on numerous boards both in and out of the private equity funds’ portfolios. Prior to his years in private equity, Mr. Nelson served as Vice President of Marketing at Banana Republic/The Gap, where he managed company-wide marketing, as well as the initial international expansion of Banana Republic. He was also general manager for Banana Republic’s catalog division. He also served as Vice President of Marketing and Corporate Development at Saga Corporation, a multi-billion dollar food service company. Mr. Nelson received his MBA from Brigham Young University, where he graduated summa cum laude and was named the Outstanding Master of Business Administration Graduate.

The Board believes that Mr. Nelson is qualified to serve as a director because of his extensive experience as an executive and as a strategic consultant.

Abe Emard is the Chief Executive Officer of Sunworks United, and is actively engaged in the design, installation and management of solar energy solutions for commercial, agricultural and residential customers. Mr. Emard is a co-founder of Sunworks United and has served as CEO since the company’s inception in February 2011. Mr. Emard has served as a director of the Company since December 2014. From 2000 until co-founding Sunworks United, he worked for Emard Electric, Inc. as its Project Manager, Vice President and Business Development Officer. Mr. Emard is pursuing a construction management degree from the University of California at Davis extension program and holds the company’s electrical C-10 License. He is a certified installer for Canadian Solar, Sharp, AE Solaron, SunPower and PV Powered.

The Company’s Board of directors believes that Mr. Emard is qualified to serve as a director because of his background with more than fifteen years’ electrical and solar construction management experience.

Mark J. Richardson has served as a director of the Company since July 2014 and previously served as a director of Sunworks from October 2008 through February 2014. Mr. Richardson has been a securities lawyer since he graduated from the University of Michigan Law School in 1978. He practiced as an associate and partner in large law firms until 1993, when he established his own practice under the name Richardson & Associates. He has been the principal securities counsel on a variety of equity and debt placements for corporations, partnerships and real estate companies. His practice includes public and private offerings, venture capital placements, debt restructuring, compliance with federal and state securities laws, and representation of publicly traded companies, NASDAQ filings, corporate law, partnerships, joint ventures, mergers, asset acquisitions and stock purchase agreements. As a partner in a major international law firm in the 1980’s, Mr. Richardson participated in the leveraged buyout and recapitalization of a well-known producer of animated programming for children, financed by Prudential Insurance and Bear Stearns, Inc. He was also instrumental in restructuring the public debentures of a real estate company without resorting to a bankruptcy proceeding. From 1986 to 1993 Mr. Richardson was a contributing author to State Limited Partnerships Laws - California Practice Guide, Prentice Hall Law and Business. Prior to receiving his Juris Doctor degree cum laude from the University of Michigan Law School in 1978, Mr. Richardson received a Bachelor of Science degree summa cum laude in Resource Economics from the University of Michigan School of Natural Resources in 1975, where he earned the Bankstrom Prize for academic excellence and achieved Phi Beta Kappa honors. Mr. Richardson is an active member of the Los Angeles County and California State Bar Associations, including the Section on Corporations, Business and Finance and the Section on Real Estate.

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The Board of Directors believes that Mr. Richardson is qualified to serve as a director because of his background as a securities attorney with over twenty years’ experience representing small and mid-sized companies.

Frank Hunt has served as a director of the Company since December 2014. Mr. Hunt is the owner of Hunt Business Consulting, a company that provides consultation to companies regarding current requirements under United States generally accepted accounting principles, or GAAP, where Mr. Hunt provides consulting service since 2010. Mr. Hunt has over 30 years of experience as a CPA and served as a member (partner) of HJ & Associates, LLC, a public accounting firm, from 1995 to 2010. Mr. Hunt has previously served on the board and advisory committee for both public and private companies. Currently, Mr. Hunt is serving on the advisory board for Independent Stock Market and American Gunity companies. Mr. Hunt served as the Audit Committee Chairman for Cereplast, Inc., a public company, from September 2010 until March 2014. Mr. Hunt received a Bachelor of Science degree from Brigham Young University.

Mr. Hunt’s thirty years of experience in public accounting bring to the board a broad knowledge of public finance, audit processes, and compliance expertise.

John Van Slooten has served as a director of the Company since December 2014. Mr. Van Slooten has been the Managing Partner of Intrepid Equity Partners since 2013. From 2007 until 2013 he served as the Managing Partner of Atlanta-based VVS Capital. Previously, Mr. Van Slooten served as a Managing Director at SunTrust Robinson Humphrey Capital Markets. He has over 25 years’ experience in private equity and the capital markets. He has executed private equity investments in a variety of industries. He has worked for Standard Chartered Bank and First Interstate Bank Ltd. He holds a Bachelor of Science in Accounting and an MBA from Brigham Young University.

Mr. Van Slooten’s twenty-five years of experience in management, public finance and private equity bring to the Board of Directors a broad knowledge of public company management, and investment community relationships among institutional investors, analysts and investment bankers.

Brigham Tomco has served as a director of the Company since April 2015. Since 2010, Mr. Tomco has served as the Chairman and Founder of Zylun Global, a private equity backed investment holding company, and is the Founder of its operating entities Zylun Staffing, Zylun Insights, and Emmersion Learning. Zylun Staffing is an offshore technical outsourcing firm with offices in Utah and the Philippines. Zylun Insights is a market and opinion research firm with offices in Utah and Idaho. Emmersion Learning is a language education company focused on live one-on-one teaching. In addition, Mr. Tomco sits on multiple boards including the Presidents Advancement Council at BYU-Idaho, Foundation Investment Committee at Utah Valley University, Q-Sciences, and Oxzen Media. From 2011 until 2012, he was an Adjunct Professor at Brigham Young University-Marriott School teaching Financing New Ventures. Prior to Zylun, Brigham worked at Ocean Road Advisors and Meyer Ventures, an $800+ million portfolio investing in public and private equities, hedge funds, real estate, venture capital, high-yield debt, and fixed income. He earned his JD/MBA and Accounting degrees at Brigham Young University and an AA in Management from Ricks College.

Mr. Tomco’s six years of experience as an entrepreneur, CEO and educational background brings to the Board of Directors a broad knowledge of public finance, audit processes, and compliance expertise.

Shane Mace has served as a director of the Company since October 2015. Since 2004, Mr. Mace has been a member owner of Buffalo Hump, LLC, based in Meridian, Idaho, which is engaged in real estate development and property management. In 2013, Mr. Mace became a member owner of Long Rod Equipment, LLC, also based in Meridian, Idaho, which is engaged in aircraft and construction equipment leasing. Immediately prior to his current positions, from 2002 to 2012, Mr. Mace was the Founder, President, and Chief Executive Officer of Track Utilities, LLC (“Track”) in Meridian, Idaho. Track provides mission-critical electric and telecommunications infrastructure services in the Northwest and Intermountain West through its skilled labor force. Mr. Mace holds a BS degree in finance from the College of Idaho and is well versed in financial statements and analysis with more than twenty-six years of experience performing accounting and financial tasks.

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Mr. Mace qualifies to serve on the Company’s Board of Directors because of his extensive experience as a member/owner of other businesses and his accounting and financial background.

Information Regarding the Board and its Committees

Family Relationships

There are no family relationships among our executive officers and directors with the exception that Mr. Nelson is the first cousin of Mr. Hunt’s wife.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Meeting and Attendance

During 2015, our board held 4 meetings, and also took certain actions by unanimous written consent. No board member attended fewer than 75% of the total board meetings or of meetings held by all committees on which he served during 2015.

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Board Independence

Our Board of Directors has determined that each of Messrs Hunt, Van Slooten, Richardson, Tomco and Mace are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

Board Committees

We have an audit committee, corporate governance/nominating committee and a compensation committee.

Audit Committee. The Board of Directors has a standing Audit Committee, consisting of Messrs. Frank Hunt (Chairman), Brigham Tomco and Shane Mace. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee charter is available on the Company’s website (ir.sunworksusa.com/corporate-governance). The Audit Committee held 4 meetings during the fiscal year ended December 31, 2015.

The Audit Committee’s responsibilities include (1) the integrity of the Company’s financial statements and disclosures; (2) the independent auditor’s qualifications and independence; (3) the performance of the Company’s internal audit function and independent registered public accounting firm; (4) the adequacy and effectiveness of the Company’s internal controls; (5) the Company’s compliance with legal and regulatory requirements; and (6) the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, and external risks inherent in the Company’s business. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Board of Directors has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board of Directors has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board of Directors has determined that Mr. Hunt is an “audit committee financial expert” serving on its Audit Committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

Corporate Governance/Nominating Committee. The Board of Directors has a standing Corporate Governance/Nominating Committee. The Nominating and Governance Committee consists of Messrs. John Van Slooten (Chair), Mark J. Richardson and Shane Mace. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The corporate governance/nominating committee charter is available on the Company’s website (ir.sunworksusa.com/corporate-governance). The Corporate Governance/Nominating Committee held 3 meetings during the fiscal year ended December 31, 2015.

The Corporate Governance/Nominating Committee has been established by the Board of Directors in order, among other things to: (1) develop and recommend to the Board of Directors the Corporate Governance Guidelines of the Company and oversee compliance therewith; (2) assist the Board of Directors in effecting Board organization, membership and function including identifying qualified Board of Directors nominees; (3) assist the Board of Directors in effecting the organization, membership and function of Board of Directors committees including the composition of Board committees and recommending qualified candidates therefor; (4) evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and (5) to develop criteria for Board of Directors membership, such as independence, term limits, age limits and ability of former employees to serve on the Board of Directors and the evaluation of candidates’ qualifications for nominations to the Board of Directors its committees as well as removal therefrom, respectively.

The Corporate Governance/Nominating Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders, but adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by stockholders. The Corporate Governance/Nominating Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Corporate Governance/Nominating Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

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The Board of Directors has determined that all of the members of the Corporate Governance/Nominating Committee are “independent” under the current listing standards of NASDAQ.

Compensation Committee. The Board of Directors has a standing Compensation Committee. The Compensation Committee of the Board of Directors is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2015 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Messrs. Brigham Tomco (Chair), Mark J. Richardson and John Van Slooten. The Compensation Committee has no interlocks with other companies. The compensation committee charter is available on the Company’s website (ir.sunworksusa.com/corporate-governance). The Compensation Committee held 2 meetings during the fiscal year ended December 31, 2015.

The purpose of the Compensation Committee is to discharge the Board of Directors’ responsibilities relating to compensation of the Company’s directors and executive officers. The Committee has overall responsibility for evaluating the Company’s compensation and benefit plans, policies and programs and insuring overall alignment to the corporate compensation philosophy. The Compensation Committee also is responsible for preparing any report on executive compensation required by the rules and regulations of the SEC.

The Board has determined that all of the members of the Compensation Committee are “independent” under the current listing standards of NASDAQ.

Code of Conduct

We have adopted a code of conduct that applies to all of our directors, officers and employees. The text of the code of conduct has been posted on our internet website and can be viewed at ir.sunworksusa.com/corporate-governance. Any waiver of the provisions of the code of conduct for executive officers and directors may be made only by the Audit Committee and, in the case of a waiver for members of the Audit Committee, by the Board of Directors. Any such waivers will be promptly disclosed to our stockholders.

Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight.

Our Board of Directors is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Our Board of Directors appointed James B. Nelson as Chairman of the Board.

While management is responsible for managing the day-to-day issues faced by the Company, our Board of Directors has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

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Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

Sunworks, Inc.

c/o Corporate Secretary

1010 Winding Creek Road, Suite 100

Roseville, CA 95678

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of Board members at annual meetings. We do not expect that all of our directors will attend the annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC and with any exchange on which the Company’s securities are traded. Officers, directors and persons owning more than 10% of such securities are required by SEC regulation to file with the SEC and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act. To our knowledge, based solely upon our review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2015, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Transactions with Related Persons

In October 2015, the Company entered into a consulting agreement with John Van Slooten, a Board member. The consulting services include, but are not be limited to, consulting on and assisting with sourcing, assessing, modeling, due diligence and documentation with respect to potential acquisition candidates for the Company. The agreement is subject to the provisions for termination with the term of the Agreement commencing on October 1, 2015, and shall continue until September 30, 2018. The Company agreed to pay Mr. Van Slooten, $33,000 upon signing and $9,000 per month which was subsequently reduced to $8,667 a month plus out-of-pocket expenses. The Company may, in its discretion and at its option, terminate this Agreement at any time.

On January 31, 2014, the Company closed the acquisition of 100% of the issued and outstanding common stock of Sunworks United from Abe Emard, the Company’s COO and three other stockholders, in consideration for cash and convertible promissory notes. Three of the sellers of the common stock of Sunworks United also received employment agreements with us. The terms and conditions of the acquisition and employment, and copies of the related material agreements, are included in reports on Form 8-K filed by us with the Securities and Exchange Commission on November 1, 2013 and February 3, 2014.

Required Vote

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the seven (7) director nominees with the most affirmative votes will be elected.

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RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

PROPOSAL 2

APPROVAL OF THE SUNWORKS, INC. 2016 EQUITY INCENTIVE PLAN

The Board of Directors has adopted the Sunworks, Inc. 2016 Equity Incentive Plan, in the form of Exhibit A hereto (the “2016 Plan”), subject to shareholder approval to the extent set forth therein.

The purpose of the 2016 Plan is to retain executives and selected employees and consultants and reward them for making contributions to our success. These objectives are accomplished by making long-term incentive awards under thereby providing participants with a proprietary interest in our growth and performance. The Board believes that it is imperative to implement such a plan to be able to competitively attract and retain executives to help the Company effectively compete, grow and achieve solid profitability. The 2016 Plan also aligns the incentives of executives with the objectives of the Company’s stockholders.

The Company believes that the 1,800,000 shares of common stock authorized for issuance under the 2016 Plan will be sufficient for a period of three years. The Company does not anticipate that it will need to increase the shares subject to the 2016 Plan during such time period. The Company intends to judiciously utilize the shares of common stock under the 2016 Plan to incentivize and reward only those employees and consultants who are committed to ensuring the growth and long term success of the Company.

Summary of the 2016 Plan

The 2016 Plan was adopted by the Board on March 28, 2016. The 2016 Plan will terminate on the tenth anniversary of the date of its adoption by the Board, unless earlier terminated by the Board. The maximum number of shares of common stock that may be issued under the 2016 Plan is 1,800,000. In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2016 Plan and to preserve the value of awards.

Notwithstanding the foregoing, until such time that the 2016 Plan has been approved by the holders of not less than a majority of each class of outstanding capital stock of the Company entitled to vote thereon, the Company (i) may not grant any shares of stock to an Eligible Person (defined below); and (ii) any options granted by the Company to an Eligible Person pursuant to the 2016 Plan may not be exercised prior to the Company obtaining the requisite stockholder approval. If the Company does not obtain the requisite stockholder approval, the 2016 Plan shall be immediately unwound and any outstanding options granted hereunder prior to obtaining the requisite stockholder approval shall be immediately cancelled.

Administration. The Compensation Committee administers the 2016 Plan. The term “Administrator” is used in this proxy statement to refer to the person (the committee and its delegates) charged with administering the 2016 Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, SARs, restricted or unrestricted stock, deferred stock, other stock-based awards, or cash awards, and any such award may be a performance-based award. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2016 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2016 Plan are conclusive and bind all parties.

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Eligibility. Participation is limited to officers, employees, directors and directors, as well as consultants who are selected by the Administrator to receive an award (each an “Eligible Person”). The group of persons from which the Administrator will select participants consists of all employees of the Company

Stock Options. The Administrator may, from time to time, award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of common stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the 2016 Plan: incentive stock options, or “ISOs”, which are subject to special tax treatment as described below, and nonstatutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

The exercise price of an ISO cannot be less than the fair market value of the common stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator; provided, however, that the expiration date of an NSO cannot be more than ten years after the date of the original grant. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights, or SARs, under the 2016 Plan. An SAR entitles the holder upon exercise to receive an amount in cash or common stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of common stock above a base amount which may not be less than fair market value on the date of grant.

Stock Awards; Restricted Stock. The 2016 Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted stock and unrestricted stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. Other awards under the 2016 Plan may also be settled with restricted stock. The 2016 Plan also provides for deferred grants (“deferred stock”) entitling the recipient to receive shares of common stock in the future on such conditions as the Administrator may specify. Any stock award or award of deferred stock resulting in a deferral of compensation subject to Section 409A of the Code will be construed to the maximum extent possible consistent with the requirements of Section 409A of the Code.

Performance Awards. The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the Administrator. In the case of performance awards intended to qualify for exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Administrator will use objectively determinable measures of performance in accordance with Section 162(m) that are based on any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuances of debt or equity) or refinancings. The Administrator will determine whether the performance targets or goals that have been chosen for a particular performance award have been met.

General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2016 Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

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Change in Control. In the event of a Change in Control (as defined in the 2016 Plan), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2016 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control.

Amendment. The Administrator may at any time or times amend the 2016 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2016 Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an award so as to affect adversely the participant’s rights under the award without the participant’s consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the 2016 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the 2016 Plan, nor does it cover state, local or non-U.S. taxes.

ISOs. In general, an optionee realizes no taxable income for regular income tax purposes upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. A corresponding deduction is available to the Company. Any additional gain recognized in the disqualifying disposition is treated as a capital gain for which the Company is not entitled to a deduction. In general, if the disqualifying disposition is an arm’s length sale at less than the fair market value of the shares at time of exercise, the optionee’s ordinary income, and the Company’s corresponding deduction, are limited to the excess, if any, of the amount realized on the sale over the amount paid by the optionee for the stock. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company, and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as a capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

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The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises an NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called “83(b) election” in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the optionee. If an ISO is exercised for restricted stock, a timely 83(b) election will have the effect, in general, of fixing the amount taken into account for alternative minimum tax purposes at the excess of the fair market value of the shares at time of exercise over the exercise price. However, for regular income tax purposes the ordinary income and corresponding Company deduction associated with a disqualifying disposition of stock acquired upon exercise of an ISO, where the stock was restricted at time of exercise but vested prior to the disposition, would be determined by reference to the fair market value of the shares on the date of vesting whether or not the optionee made an 83(b) election.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether a participant has received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including the payment consisting of accelerated vesting of awards, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Under Section 162(m) of the Code, certain remuneration in excess of $1 million may be nondeductible if paid to any “covered employee” of a publicly held corporation (generally the corporation’s chief executive officer and its next three most highly compensated executive officers, excluding the chief financial officer, in the year that the compensation is paid). Stock options issued under the 2016 Plan are intended to qualify for exemption from the Section 162(m) deduction limit.

Stock options awarded under the 2016 Plan are intended to be exempt from the rules of Section 409A of the Code and guidance issued thereunder and will be administered accordingly. However, neither the Company nor the Administrator, nor any person affiliated with or acting on behalf of the Company or the Administrator, will be liable to any participant or to the estate or beneficiary of any participant by reason of any acceleration of income, or any additional tax or interest penalties, resulting from the failure of an award to satisfy the requirements of Section 409A of the Code.

New Plan Benefits

The following table presents certain information with respect to the options granted to our executive officers and non-employee directors on March 28, 2016, subject to stockholder approval of this Proposal 2.

	Dollar value ($)(1)	Number of Shares of Subject to Option(2)
James Nelson, Chief Executive Officer, President and Director	$0	75,000	(3)
Tracy Welch, Chief Financial Officer	$0	50,000	(3)
Abe Emard, Chief Operating Officer and Director	$0	60,000	(3)
Executive Officer Group	$0	185,000
Non-Employee Director Group	$0	135,000	(4)
Non-Executive Officer Employee Group	$0	275,000

(1) The dollar value reflected in this column is the fair value of each grant based on the May 4, 2016 stock price of $2.67 which is currently lower than the exercise price.

(2) Each stock option has an exercise price of $2.68 per share and an expiration date of April 13, 2021 and was granted subject to stockholder approval of the 2016 Plan. If our stockholders do not approve the 2016 Plan, these grants to our executive officers and non-employee directors will not vest and be automatically cancelled.

(3) The option shall vest in 1/3 increments over a three-year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

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(4) Represents stock options to purchase an aggregate of 135,000 shares that were granted to each of our five non-employee directors. The stock option granted to Mr. Tomco shall vest as follows: (i) the option to purchase 13,333 shares of common stock shall vest immediately upon shareholder approval of the 2016 Plan and (ii) the balance shall vest in 1/3 increments over a three-year period commencing on the date the Company receives shareholder approval of the 2016 Plan. The stock option granted to Mr. Mace shall vest as follows: (i) the option to purchase 6,667 shares of common stock shall vest immediately upon shareholder approval of the 2016 Plan and (ii) the balance shall vest in 1/3 increments over a three-year period commencing on the date the Company receives shareholder approval of the 2016 Plan. All other options granted to non-employee directors shall vest in 1/3 increments over a three-year period commencing on the date the Company receives shareholder approval of the 2016 Plan.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to approve the Sunworks, Inc. 2016 Equity Incentive Plan.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE SUNWORKS, INC. 2016 EQUITY INCENTIVE PLAN.

INTRODUCTORY NOTE - PROPOSALS 4 AND 5

The Company’s Board of Directors has approved, subject to shareholder approval at the Annual Meeting, Amended and Restated Certificate of Incorporation (“Amended and Restated Charter”) in the form of Exhibit B hereto. The Amended and Restated Charter amends the Company’s Certificate of Incorporation to grant to the Board of Directors the power to amend the Company’s Bylaws and to permit a majority of the members of the Board of Directors to fix from time to time, the number of Directors to not less than one nor more than fifteen directors. The Board has directed that the Amended and Restated Charter be submitted to the stockholders at the Annual Meeting, with the recommendation that the stockholders adopt the same.

The Board reviews the Company’s corporate governance and organizational documents and has determined that its Certificate of Incorporation should be revised and updated to include and revise certain provisions to reflect the changes in and requirements of the Company’s business and to align the provisions of the Company’s charter with what is seen more commonly for similarly situated companies.

If the Amended and Restated Charter is approved by stockholders at the Annual Meeting, the Company will file it promptly thereafter with the Secretary of State of Delaware, and it will be effective upon such filing.

Below is a description of the changes proposed to be effected by adoption of the Amended and Restated Charter. The description of the amendments should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Amended and Restated Charter attached to this Proxy Statement as Exhibit B.

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PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO GRANT TO THE BOARD OF DIRECTORS THE POWER TO AMEND THE COMPANY’S BYLAWS

Section 109 of the Delaware General Corporation Law (“DGCL”) provides that the power of the board of directors to adopt, amend or repeal the Bylaws must be granted in the Company’s Certificate of Incorporation. While the Company’s Bylaws currently provide for the amendment of the Bylaws by the Company’s Board of Directors in certain circumstances, such power is not specifically conferred on the Board in the Certificate of Incorporation as amended. Section 109 of the DGCL specifically provides further that granting the power to the Board of Directors does not take away the power of the stockholders to amend, adopt or repeat the bylaws. The Company’s Board of Directors believes it is in the best interest of the Company that its Certificate of Incorporation grants to the Board to power to adopt, amend or repeal the Company’s Bylaws in compliance with the DGCL. The grant of such power to the stockholders of the Company will not in any way take away or affect in any way the power of its stockholders to amend, adopt or repeal the Bylaws but merely provides the Board with such power in tandem with the stockholders.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock outstanding as of the record date is needed to approve the Amended and Restated Charter to grant to the Board the power to amend the Company’s Bylaws.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO.3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE SUNWORKS, INC. AMENDED AND RESTATED BYLAWS.

PROPOSAL 4

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT A MAJORITY OF THE DIRECTORS OF THE COMPANY TO FIX, FROM TIME TO TIME, THE NUMBER DIRECTORS TO NOT LESS THAN ONE (1) NOR MORE THAN FIFTEEN (15) DIRECTORS.

The Company believes that it is in the best interest of the Company that the Board of Directors has the right to fix the number of directors of Company from time to time. The ability to do so will allow the Board to add directors expeditiously as it sees fit to augment the experience and quality of the Board to ensure the Company’s long term success. The Company’s Bylaws which were adopted on in March 2002 provide that the right to change the minimum or maximum number of directors shall be made only by amendment to the Company’s Certificate of Incorporation. However, the Company’s original Certificate of Incorporation is silent as to the number of directors that shall serve on the Board of Directors. The Board of Directors therefore believes that it is in the best interest to have the Certificate of Incorporation amended to vest the power to fix the size of the Board to the Company’s directors.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock outstanding as of the record date is needed to approve the Amended and Restated Certificate of Incorporation to permit a majority of the directors of the Company to fix, from time to time, the number of directors to not less than one (1) nor more than fifteen (15) directors.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE SUNWORKS, INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, TO, PERMIT A MAJORITY OF THE DIRECTORS OF THE COMPANY TO FIX, FROM TIME TO TIME, THE NUMBER OF DIRECTORS TO NOT LESS THAN ONE (1) NOR MORE THAN FIFTEEN (15) DIRECTORS.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB, P.A.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Liggett & Webb, P.A. as the Company’s independent registered public accounting firm for fiscal 2016.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Liggett & Webb, P.A. is not expected to be present in person but will attend telephonically at the 2016 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

On January 15, 2015, HJ Associates & Consultants, L.L.P. (“HJ”) resigned as the independent registered public accounting firm for the Company.

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During the fiscal years ended December 31, 2013 and December 31, 2012, HJ’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was modified as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2013 and December 31, 2012 and the subsequent interim period through January 15, 2015, (i) there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HJ, would have caused HJ to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided HJ with a copy of the disclosures made in the Company’s Current Report on Form 8-K filed on January 20, 2015, and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the disclosure. A copy of the letter was filed as Exhibit 16.1 to such Current Report.

On January 16, 2015, the Company’s Board of Directors approved the engagement of Liggett & Webb P.A. (“LW”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014.

During the years ended December 31, 2013 and December 31, 2012 and the subsequent interim period through January 16, 2015, the date of engagement of LW, the Company did not consult with LW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2015 and 2014 were: $108,000 and $110,000, respectively. The fees were billed by Liggett & Webb, P.A., our independent auditors for the years ended December 31, 2015 and 2014 audits were $108,000 and $70,000, respectively. HJ Associates & Consultants, LLP billed $40,000 for the year ended December 31, 2014, who served as the Company’s independent auditors until January 15, 2015.

Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under audit fees for the fiscal years ending December 31, 2015 and 2014 were $65,000, and $0, respectively. Audit related fees primarily include fees due to the acquisition audits for Plan B Enterprises, Inc. and MD Energy, LLC.

Tax Fees

The aggregate fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2015 was $8,000 and $0 for 2014.

All Other Fees

Other fees billed for professional services provided by the principal accountant, other than the services reported above, for the fiscal years ending December 31, 2015 and 2014 were $0 and $0.

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Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board of Directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board’s review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The Audit Committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of Liggett & Webb, P.A. as our independent registered public accounting firm for the year ending December 31, 2016.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

Membership and Role of Audit Committee

The Audit Committee of our Board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Messrs. Frank Hunt (Chairman), Shane Mace and Brigham Tomco. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors which may be found on our website ir.sunworksusa.com/corporate-governance. We believe that each of the members of the Audit Committee is independent as defined by applicable laws and regulations.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board.

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Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Auditing Standard No. 16 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors (and our Board has approved) that our audited financial statements for the year ended December 31, 2015 be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

The Audit Committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2016 for ratification by stockholders at the Company’s annual meeting.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Position
James B. Nelson	63	Chief Executive Officer and President
Tracy M. Welch	60	Chief Financial Officer
Abe Emard	38	Chief Operating Officer

The biographies for each of James B. Nelson and Abe Emard are contained in the information disclosures relating to the Company’s nominees for director.

Tracy M. Welch has served as our Chief Financial Officer since February 2015. Mr. Welch began his executive career 36 years ago with Marathon Oil, a fully integrated oil & gas publically held Fortune 100 company where he spent nine years in a variety of roles. Tracy recently served as the Controller of Maverik, a $2.4 billion Utah retail company with 270 locations from June 2014 until February 2015. From 2011 until 2013, Welch served as the Chief Financial Officer of Ambre Energy North America, an $ energy and mining firm, where he oversaw all financial reporting, investment and public offering activities. From 2010 until 2011, Mr. Welch served as the Treasurer of Verso Paper, a public paper manufacturer, where Mr. Welch oversaw financing and risk management activities. From 2009 until 2010, Mr. Welch served as the Treasurer of Hawkeye Energy, a $1 billion Iowa ethanol company and from 2007 until 2008 he served as the Chief Financial Officer of Global Ethanol, a Minnesota ethanol company. Mr. Welch worked for the Schwan Food Company (2002-2007), a $3.5 billion global frozen food manufacturer and distributor as Corporate Treasurer and later as Senior Vice-President, and Chief Financial Officer of their Global Food Service division where he oversaw the creation of the company’s treasury department, facilitated and structured company M&A activities, and oversaw risk management activities for the company. Mr. Welch previously worked from 1999 to 2001 as Treasurer of Iomega, Inc., a public $2 billion high tech manufacturer where he also oversaw investor relations. Earlier in his career Mr. Welch worked for large publicly held energy and manufacturing companies. Tracy received a Bachelor of Science degree in accounting from Utah State University and his MBA from the University of Utah. Mr. Welch was also previously a Certified Public Accountant in the State of Ohio.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future. As more fully described above, the compensation committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals when we do hire, who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the board of directors. The following is a brief description of the key elements of our planned executive compensation structure.

●	Base salary and benefits are designed to attract and retain employees over time.

●	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.

●	Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

●	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Name Executive Officers.

Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our board of directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

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The Elements of Sunworks’ Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. None of our Named Executive Officers have employment agreements with us. Additional factors reviewed by the board of directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2015, the board of directors approved all executive officer base salary decisions.

Our board of directors determines base salaries for the Named Executive Officers at the beginning of each fiscal year, and the board proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We do not have a 401(k) Plan, but we plan to adopt one during 2016, and base salary would be the only element of compensation that would be used in determining the amount of contributions permitted under the 401(k) Plan.

Incentive Compensation Awards

Some Named Executives have been paid some discretionary bonuses but our compensation committee has not yet established a formal compensation policy for the determination of bonuses. If our revenue grows and bonuses become affordable and justifiable, we expect to use the following parameters in justifying and quantifying bonuses for our Named Executive Officers and our other officers: (1) the growth in our revenue, (2) the growth in our earnings before interest, taxes, depreciation and amortization, as adjusted (“EBITDA”), and (3) our stock price. Our compensation committee has not adopted specific performance goals and target bonus amounts for any of our fiscal years, but may do so in the future.

Equity Incentive Awards

Our board has not yet adopted an equity incentive plan. We have however granted stock options to certain of our Executive Officers and directors. In the future we plan to adopt a formal equity incentive plan pursuant to which we plan to grant stock options and make restricted stock awards to our employees, including members of management, which would not be assignable during the executive’s life, except for certain gifts to family members or trusts that benefit family members. These equity incentive awards, we believe, would motivate our employees to work to improve our business and stock price performance, thereby further linking the interests of our senior management and our stockholders. Our compensation committee will consider several factors in determining whether awards are granted to an executive officer, including those previously described, as well as the executive’s position, his or her performance and responsibilities, and the amount of options or other awards, if any, currently held by the officer and their vesting schedule. Our policy will prohibit backdating options or granting them retroactively.

Benefits and Prerequisites

At this stage of our business we have limited benefits and no prerequisites for our employees other than health insurance and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We do not currently have a 401(k) Plan or any other retirement plan for our Named Executive Officers but plan to implement a 401(k) plan during 2016. We may adopt these plans and confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

Separation and Change in Control Arrangements

At the date of each acquisition of our subsidiaries, we established three-year employment agreements with the owners and have entered into employment agreements with the three of the former owners of Sunworks United, Abe Emard, Emil Beitpolous and Mikhail Podnebesnyy; and the former owner of Elite, Kirk Short. None of these employees are eligible for specific benefits or payments if their employment or engagement terminates in a separation or if there is a change of control.

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Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to the executive officers of the Company and includes two of the most highly compensated officers other than our principal executive officer, our principal operating officer and our principal financial officer during the periods indicated.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)(3)		Option Awards(2)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

James B. Nelson,	2015	$294,000	$250,000	$		$0	0	0	0	$544,000
Chief Executive Officer and President	2014	276,000	0		180,000	0	0	0	0	456,000

Abe Emard,	2015	$129,000	$136,000		0	0	0	0	0	$265,000
Chief Operating Officer	2014	105,000	42,000		0	0	0	0	0	147,000

Tracy Welch,	2015	$174,000	$30,000		0	0	0	0		$204,000
Chief Financial Officer	2014		0		0	0	0	0	0	0

Emil Beitpolous,	2015	$125,000	$77,000				0	0		$202,000
President of Residential	2014	105,000	41,000		0	0	0	0		145,000

Mikhail Podnebesnyy,	2015	$125,000	$77,000					0	0	$202,000
Director of Engineering	2014	105,000	35,000		0	0	0	0	0	140,000

(1)	The amount reflected in this column is the compensation cost recognized by the Company during fiscal years 2014 and 2015 under Statement of Financial Accounting Standard No. 123R (Share-Based Payment) for grants made in 2015 and 2014. The fair value of each restricted stock grant is estimated on the date of grant using the closing price of our common stock on the date of the grant as reported on the OTCQB.

(2)	The amount reflected in this column is the compensation cost recognized by the Company during fiscal years 2014 and 2015 under Statement of Financial Accounting Standard No. 123R (Share-Based Payment) for grants made in 2015 and 2014. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model.

(3)	On September 23, 2013, Mr. Nelson was granted 769,231 restricted shares of our common stock. These shares vest according to a schedule of performance goals. As of December 31, 2015, half of the restricted stock in this award had vested and issued, based on the achievement of two performance milestones: the achievement of $10,000,000 in revenues in a 12-month period of time and the achievement of $10,000,000 in market value. The vesting of the second half of the shares is based on the achievement of $2,000,000 in GAAP Net Profit in a 12-month period.

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Employment Agreements

We have not entered into any employment agreements with our executive officers to date, except for employment agreements at will with the executive officers of our subsidiaries as follows:

We entered into employment agreements with three executive officers of Sunworks United, the Company’s wholly-owned subsidiary. Each of these employment agreements provides for a base annual salary of $100,000 with the potential for periodic bonuses and equity incentive awards at the discretion of the Company’s board of directors. In October 2014, our Board of Directors approved increases in the annual base salaries to $120 and in January 2016 the base salaries of two of the officers was increased to $140,000 and to $175,000 for Abe Emard who assumed the role of our Chief Operating Officer.

We entered into an employment agreement at will with the chief executive officer of Elite Solar Acquisition Sub., Inc., another wholly owned subsidiary acquired on December 1, 2015. The employment agreement provides for a base annual salary of $140,000 with the potential for periodic bonuses and equity incentive awards at the discretion of the Company’s board of directors.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers at December 31, 2015.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have not Vested		Market Value of Shares of Stock that Have not Vested

James B. Nelson,	$576,923	(1)	$0	$1.30	7/22/17
Chief Executive Officer and President	192,308	(2)	0	0.26	11/1/19	$384,616	(3)	$1,423,079	(4)

(1)	On July 22, 2010, Mr. Nelson was granted nonqualified stock options to purchase 576,923 shares of our common stock at an exercise price of $1.30 per share exercisable until July 22, 2017 in consideration for his services to us. The term of the option was extended to December 31, 2020. These stock options vest 1/36th per month, commencing on August 21, 2010, on a monthly basis for as long as Mr. Nelson is an employee or consultant of Sunworks.

(2)	On November 1, 2012, Mr. Nelson was granted nonqualified stock options to purchase 192,308 shares of our common at an exercise price of $0.26 per share exercisable on a cash or cashless basis until November 1, 2019 for his services to us. The term of the option was extended to December 31, 2020. These stock options vest according to the following schedule: 53,419 on the date of grant, 5,342 on the first day of each month thereafter commencing on December 1, 2012 until December 1, 2014, and then 5,342 on January 1, 2015; provided Mr. Nelson is an employee or consultant of Sunworks. As of January 1, 2015, all of Mr. Nelson’s options are fully vested.

(3)

On September 23, 2013, Mr. Nelson was granted 769,231 restricted shares of our common stock. These shares vest (i) according to a schedule of performance goals and (ii) upon the earlier of (x) a change in control, (y) date upon which Mr. Nelson shall retire and cease to be employed by the Company and (z) January 1, 2019. As of December 31, 2014, half of the restricted stock in this award had vested and issued, based on the achievement of two performance milestones: the achievement of $10,000,000 in revenues in a 12-month period of time and the achievement of $10,000,000 in market value. The vesting of the second half of the shares is based on the achievement of $2,000,000 in GAAP Net Profit in a 12-month period.

(4)	Based on the last sale price of the Company’s common stock as quoted on the NASDAQ Market at the closing on December 31, 2015, which was $3.70 per share.

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Restricted Stock

During fiscal year ended December 31, 2015, we did not grant any restricted stock awards to our employees.

Option Exercises and Stock Vested

During the fiscal year ended December 31, 2015, Chang Won Son, our former Technology Director, exercised 53,649 stock options and during the fiscal year ended December 31, 2014 and Mark Richardson, a director, exercised 23,504 stock options.

Director Compensation

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2015:

Director Compensation

Name	Fees earned or cash paid	Stock Awards	Option Awards	All other compensation	Total

Mark J. Richardson	$5,000				5,000
Frank Hunt	5,000		38,462		5,000
John Van Slooten	5,000		38,462	61,000	66,000
Brigham Tomco	5,000				5,000
Shane Mace	2,000				2,000

Commencing in December 2014, our non-employee board members were paid $1,500 for attendance in-person or telephonically at each board meeting. Beginning April 13, 2016 the Company will pay the independent directors a cash fee equal to $3,750 per meeting, payable $1,250 per month for a total of up to $15,000 per year, assuming four meetings, with a pro rata adjustment if there are more or less than four meetings. Directors may also be reimbursed their expenses for traveling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business.

In October 2015, the Company entered into a consulting agreement with John Van Slooten, a Board member. The consulting services include, but are not be limited to, consulting on and assisting with sourcing, assessing, modeling, due diligence and documentation with respect to potential acquisition candidates for the Company. The agreement is subject to the provisions for termination with the term of the Agreement commencing on October 1, 2015, and shall continue until September 30, 2018. The Company agreed to pay Mr. Van Slooten, $33,000 upon signing and $9,000 per month which was subsequently reduced to 8,667 a month plus out-of-pocket expenses. The Company may, in its discretion and at its option terminate this Agreement at any time.

There are currently no other cash compensation arrangements in place for members of the Board of Directors acting as such.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

Chairman of the Board and Chief Executive Officer

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Exhibit A

SUNWORKS, INC.

2016 EQUITY INCENTIVE PLAN

1. PURPOSE OF PLAN

1.1 The purpose of this 2016 Equity Incentive Plan (this “Plan”) of Sunworks, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2. ELIGIBILITY

2.1 The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3. PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

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3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten (10) year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

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(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value or other consideration; and

(k) determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall initially be 1,800,000 (the “Share Limit”). The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

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5. AWARDS

5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4 Restricted Shares.

(a) Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

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(b) Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c) Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5 Restricted Share Units.

(a) Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c) Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below). Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

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5.1.7 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including, but not limited to, the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one (1) year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than three (3) months nor more than ten (10) years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

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5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth (5th) year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7 Compensation Limitations. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 20% of the shares of Common Stock issuable under the Plan. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,000,000 shares of Common Stock. The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

●	cash, check payable to the order of the Corporation, or electronic funds transfer;

●	notice and third party payment in such manner as may be authorized by the Administrator;

●	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

●	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

●	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

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In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six (6) months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Capital Market or other principal stock market or exchange on which the Common Stock is then traded for the date in question. If the Common Stock is no longer traded on any stock exchange or market as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation,

(b)	the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

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5.9 Vesting. Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-fourth of the total number of shares subject to the award on each of the first, second, third and fourth anniversaries of the date of grant.

6. EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2 For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three (3) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one (1) year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), twelve (12) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i)	conviction of a felony or a crime involving fraud or moral turpitude; or

(ii)	theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii)	intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control, including violation of a non-competition or confidentiality agreement; or

(iv)	willful failure to follow lawful instructions of the person or body to which participant reports; or

(v)	gross negligence or willful misconduct in the performance of participant’s assigned duties.

Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3 For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares. Similar rules shall apply in respect of RSUs.

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6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three (3) months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7. ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Upon or in contemplation of any of the following events described in this Section 7.1: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation or other reorganization; any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2 Change in Control. Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

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(ii) the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii) the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 7.2, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

7.3 Early Termination of Awards. Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten (10) days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4 Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

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7.5 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8. OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will or shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

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In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination. This Plan was approved by the Board and became effective on March 28, 2016. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on March 28, 2026. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

Notwithstanding any provisions herein to the contrary, until such time that the Plan has been approved by the holders of not less than a majority of each class of outstanding capital stock of the Corporation entitled to vote thereon, the Corporation (i) may not grant any shares of stock to an Eligible Person; and (ii) any options granted by the Corporation to an Eligible Person pursuant to the Plan may not be exercised prior to the Corporation obtaining the requisite stockholder approval. If the corporation does not obtain the requisite stockholder approval, the Plan shall be immediately unwound and any outstanding options granted hereunder prior to obtaining the requisite stockholder approval shall be immediately cancelled.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

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8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m). Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c) Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d) No Guarantee of Favorable Tax Treatment. Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

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8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing. Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the Fair Market Value per share of Common Stock.

As adopted by the holders of a majority of each class of outstanding capital stock of Sunworks, Inc. on June __, 2016.

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Exhibit B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SUNWORKS, INC.

Sunworks, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that:

1. The name of the Corporation is Sunworks, Inc. The date of the filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 30, 2002 (the “Original Certificate”). The name under which the Corporation filed the Original Certificate was Machinetalker, Inc.

2. This Amended and Restated Certificate of Incorporation (this “Certificate”) amends, restates and integrates the provisions of the Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on January 30, 2002, as amended on September 7, 2004, April 3, 2009, September 10, 2010, January 15, 2014, February 24, 2015 and April 16, 2015 and was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (“DGCL”).

3. The Certificate of Incorporation is hereby amended and restated to read as follows:

FIRST: The name of the Corporation formed hereby (the “Corporation”) is Sunworks, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 615 South DuPont Highway, City of Dover, County of Kent, State of Delaware 19901. National Corporate Research, Ltd. is the Corporation’s registered agent at that address.

THIRD: The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: A. Classes and Number of Shares. The total number of shares of stock that the Corporation shall have authority to issue is Two Hundred Five Million (205,000,000). The classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1. Two Hundred Million (200,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”); and

2. Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

B. Preferred Stock. The Board of Directors of the Corporation is authorized to provide, by resolution, for one or more series of Preferred Stock to be comprised of authorized but unissued shares of Preferred Stock. Except as may be required by law, the shares in any series of Preferred Stock need not be identical to any other series of Preferred Stock. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall fix, and is hereby expressly empowered to fix, by resolution, the rights, preferences and privileges of, and qualifications, restrictions and limitations applicable to, such series.

1

The Board of Directors is authorized to increase the number of shares of the Preferred Stock designated for any existing series of Preferred Stock by a resolution adding to such series authorized and unissued shares of the Preferred Stock not designated for any other series of Preferred Stock. The Board of Directors is authorized to decrease the number of shares of the Preferred Stock designated for any existing series of Preferred Stock by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such series.

C. Common Stock

(i) Except as otherwise required by law, and subject to any special voting rights which may be granted to any additional series of Preferred Stock in the Board of Directors resolutions which create such series, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders. Holders of Common Stock shall not have the right to cumulative voting in the election of directors of the Corporation.

(ii). Subject to the rights of the holders of the Preferred Stock, if any, the holders of the Common Stock shall be entitled to receive such dividends and other distributions, in cash, securities or property of the Corporation, as may be declared thereon from time to time by the Board of Directors, out of the assets and funds of the Corporation legally available therefor.

FIFTH: The number of directors constituting the entire Board of Directors shall be the number, not less than one nor more than fifteen (15), fixed from time to time by a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term of an incumbent director.  The number of directors may be increased or decreased by the vote of stockholders holding not less than a majority of the voting stock of the Corporation then outstanding or by majority vote of the directors then in office. .

SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Election of Directors need not be by written ballot unless the Bylaws of the Corporation so provide.

SEVENTH: Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of Directors of the Corporation need not be by written ballot.

EIGHTH: A Director of the Corporation shall not liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification, or repeal of the foregoing sentence shall not adversely affect any right or protection of a Director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification, or appeal.

NINTH: The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, and other provisions authorized at any time by the laws of the State of Delaware may be added to this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by law. All rights, preferences, and privileges of whatsoever nature conferred upon stockholders, directors, or other persons whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article.

TENTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors shall have the power to make, alter, or repeal the Bylaws, and to adopt any new Bylaw.

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IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this _____ day of ____, 2016.

By:
Name:
Title:

3

Fitch Proof 85352 Sunworks Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SUNWORKS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 28, 2016.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this ☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, AND 5 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Directors

(1) James B. Nelson
(2) Abe Emard
(3) Mark J. Richardson
(4) Frank L. Hunt
(5) John D. Van Slooten
(6) Brigham Tomco
(7) Shane Mace

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, AND 5.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ **Signature, if held jointly**____________________ **Date**________, **2016.**

Note Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

85352_REV3_CST SunWorks Proxy Card.indd 1 5/17/16 11:09 AM

Fitch Proof 85352 SunWorks Proxy Card Back

The proxy statement and our 2015 Annual Report to Stockholders are available at http://www.cstproxy.com/sunworksusa/2016

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SUNWORKS, INC.

The undersigned appoints James B. Nelson and Tracy M. Welch, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Sunworks, Inc. held of record by the undersigned at the close of business on May 13, 2016 at the Annual Meeting of Stockholders of Sunworks, Inc. to be held on June 29, 2016, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

85352_REV3_CST SunWorks Proxy Card.indd 2 5/17/16 11:09 AM